SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No. ___)

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Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Materials Pursuant to Section 240.14a-12

                Alliance California Municipal Income Fund, Inc.
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                         if other than the Registrant)

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      (1) Title of each class of securities to which transaction applies:

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

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

      [LOGO]
ALLIANCEBERNSTEIN

                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                March 31, 2010

To the stockholders of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF, each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 31, 2010 at 3:30 p.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 18, 2010:

    1. To elect three Directors of each Fund, each such Director to hold office for a term of three years, as provided herein, and until his or her successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   The Boards of Directors of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF have fixed the close of business on February 12, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Robert M. Keith
                                President
New York, New York
February 18, 2010

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

   AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                March 31, 2010

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, on March 31, 2010 at 3:30 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 18, 2010.

   Any stockholder who owned shares of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF on February 12, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

   Important Notice Regarding Availability of Proxy Materials for the Stockholders' Meeting to Be Held on Wednesday, March 31, 2010. The Proxy Statement is available on the Internet at http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End).

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and, in each case, until his or her successor is elected and qualifies. The affirmative vote of a majority of the votes cast by a Fund's stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each of the nominees.

   At the Meeting, the holders of each series of preferred stock of ANMIF, ACMIF and ANYMIF (the "Preferred Stockholders") will have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of the common stock as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds, as described below. The Preferred Stockholders, voting separately as a class, have the right to elect two Directors of their Fund ("Preferred Directors"). At the Meeting, John H. Dobkin and Michael J. Downey will stand for election by the preferred stockholders of ANMIF, ACMIF and ANYMIF.

   Under the Funds' respective Charters and Bylaws, the Board of Directors of each Fund (the "Board") has been divided into three classes. For all of the Funds, the terms of Class One Directors will expire as of the Meeting, the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2011 and the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2012. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   At the Meeting, Michael J. Downey and Nancy P. Jacklin are standing for election in Class One of each Fund; John H. Dobkin is standing for election in Class One of ABIF, ANMIF, ACMIF and ANYMIF; and Robert M. Keith is standing for election in Class One of AGHIF. Each nominee has consented to serve as a Director. The Boards know of no reason why any of the nominees for the Boards will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominees as the Boards may recommend.

   Certain information concerning the Funds' Directors and nominee for Director is set forth below.

                                                                                   Number of
                                                                                   Portfolios
                                                                                       in
                                 Year                                              Alliance-
                                 Term                                              Bernstein       Other
                                 as a                                                 Fund       Director-
                               Director                                             Complex        ships
       Name, Address*            Will      Years of    Principal Occupation(s)      Overseen      Held by
          and Age               Expire     Service**     During Past 5 Years       by Director    Director
----------------------------- --------     --------- ----------------------------- -----------  -------------
DISINTERESTED
DIRECTORS
Chairman of the Board          Class       AGHIF:    Investment Adviser and an         90       None
William H. Foulk, Jr., #, ##   Two         17        Independent Consultant.
77                             (Each       ABIF: 12, Previously, he was Senior
                               Fund        ANMIF,    Manager of Barrett
                               2011)       ACMIF     Associates, Inc., a
                                           and       registered investment
                                           ANYMIF:   adviser, with which he had
                                           8         been associated since prior
                                                     to 2005. He was formerly
                                                     Deputy Comptroller and
                                                     Chief Investment Officer of
                                                     the State of New York and,
                                                     prior thereto, Chief
                                                     Investment Officer of the
                                                     New York Bank for
                                                     Savings.

John H. Dobkin, #              Class       ABIF: 23  Consultant. Formerly,             88       None
68                             One         AGHIF:    President of Save Venice,
                               (ABIF,      17,       Inc. (preservation
                               ANMIF,      ANMIF,    organization) from 2001-
                               ACMIF       ACMIF     2002, Senior Adviser from
                               and         and       June 1999-June 2000 and
                               ANYMIF      ANYMIF:   President of Historic
                               2013)+      8         Hudson Valley (historic
                                                     preservation) from
                               Class                 December 1989-May 1999.
                               Two                   Previously, Director of the
                               (AGHIF                National Academy of
                               2011)                 Design.

Michael J. Downey, #           Class       Each      Private Investor since prior      88       Asia Pacific
66                             One         Fund: 5   to 2005. Formerly,                         Fund, Inc.
                               (Each                 managing partner of                        and The
                               Fund                  Lexington Capital, LLC                     Merger Fund
                               2013)+                (investment advisory firm)
                                                     from December 1997 until
                                                     December 2003. From 1987
                                                     until 1993, Chairman and
                                                     CEO of Prudential Mutual
                                                     Fund Management.

                                                                         Number of
                                                                         Portfolios
                                                                             in
                       Year                                              Alliance-
                       Term                                              Bernstein       Other
                       as a                                                 Fund       Director-
                     Director                                             Complex        ships
  Name, Address*       Will     Years of     Principal Occupation(s)      Overseen      Held by
      and Age         Expire    Service**     During Past 5 Years        by Director    Director
-------------------- --------   --------- ------------------------------ -----------  -------------
D. James Guzy, #         Class   Each     Chairman of the Board of           88       Cirrus Logic
73                       Two     Fund: 4  PLX Technology (semi-                       Corporation
                         (Each            conductors) and of SRC                      (semi-
                         Fund             Computers Inc., with which                  conductors)
                         2011)            he has been associated
                                          since prior to 2005. He was
                                          formerly a Director of Intel
                                          Corporation (semi-
                                          conductors) until May
                                          2008.

Nancy P. Jacklin, #      Class   Each     Professorial Lecturer at the       88       None
61                       One     Fund: 4  Johns Hopkins School of
                         (Each            Advanced International
                         Fund             Studies since 2008.
                         2013)+           Formerly, U.S. Executive
                                          Director of the International
                                          Monetary Fund (December
                                          2002-May 2006); Partner,
                                          Clifford Chance (1992-
                                          2002); Sector Counsel,
                                          International Banking and
                                          Finance, and Associate
                                          General Counsel, Citicorp
                                          (1985-1992); Assistant
                                          General Counsel
                                          (International), Federal
                                          Reserve Board of
                                          Governors (1982-1985);
                                          and Attorney Advisor, U.S.
                                          Department of the Treasury
                                          (1973-1982). Member of
                                          the Bars of the District of
                                          Columbia and New York;
                                          member of the Council on
                                          Foreign Relations.

Garry L. Moody, #        Class   Each     Formerly, Partner, Deloitte        87       None
57                       Three   Fund: 2  & Touche LLP, Vice
                         (Each            Chairman, and U.S. and
                         Fund             Global Managing Partner,
                         2012)            Investment Management
                                          Services Group 1995-2008.

                                                                            Number of
                                                                            Portfolios
                                                                                in
                              Year                                          Alliance-
                              Term                                          Bernstein       Other
                              as a                                             Fund        Director-
                            Director                                         Complex        ships
      Name, Address*          Will    Years of   Principal Occupation(s)     Overseen      Held by
         and Age             Expire   Service**    During Past 5 Years      by Director    Director
--------------------------- --------  --------- --------------------------- -----------  --------------
Marshall C. Turner, Jr., #      Class  Each     Interim CEO of MEMC             88       Xilinx, Inc.
68                              Three  Fund: 4  Electronic Materials, Inc.               (programmable
                                (Each           (semi-conductor and solar                logic semi-
                                Fund            cell substrates) from                    conductors)
                                2012)           November 2008 until                      and MEMC
                                                March 2, 2009. He was                    Electronic
                                                Chairman and CEO of                      Materials,
                                                Dupont Photomasks, Inc.                  Inc.
                                                (components of semi-
                                                conductor manufacturing),
                                                2003-2005, and President
                                                and CEO, 2005-2006, after
                                                the company was renamed
                                                Toppan Photomasks, Inc.

Earl D. Weiner, #               Class  Each     Of Counsel, and Partner         88       None
70                              Three  Fund: 3  prior to January 2007, of
                                (Each           the law firm Sullivan &
                                Fund            Cromwell LLP and member
                                2012)           of ABA Federal Regulation
                                                of Securities Committee
                                                Task Force on Fund
                                                Director's Guidebook.

                                                                          Number of
                                                                          Portfolios
                                                                              in
                        Year                                              Alliance-
                        Term                                              Bernstein     Other
                        as a                                                 Fund      Director-
                      Director                                             Complex      ships
   Name, Address*       Will     Years of     Principal Occupation(s)      Overseen    Held by
      and Age          Expire    Service**     During Past 5 Years        by Director  Director
--------------------- --------   --------- ------------------------------ -----------  ---------
INTERESTED
DIRECTOR
Robert M. Keith, ++,      Class   Each     Executive Vice President of        5          None
1345 Avenue of the        One     Fund: 1  AllianceBernstein L.P. (the
Americas,                 (AGHIF           "Adviser")***. Head of
New York, NY 10105        2013)+           AllianceBernstein
49                                         Investments Inc.
                          Class            ("ABI")*** since June
                          Two              2008; Director of ABI since
                          (ABIF,           June 2008 and the President
                          ANMIF,           of the AllianceBernstein
                          ACMIF            Mutual Funds since
                          and              September 2008.
                          ANYMIF           Previously, he served as
                          2011)            Executive Managing
                                           Director of ABI from
                                           December 2006 to June
                                           2008. Prior to joining ABI
                                           in 2006, he was Executive
                                           Managing Director of
                                           Bernstein Global Wealth
                                           Management, and prior
                                           thereto, Senior Managing
                                           Director and Global Head
                                           of Client Service and Sales
                                           of the Adviser's
                                           institutional investment
                                           management business since
                                           prior to 2005. Prior thereto,
                                           he was a Managing
                                           Director and Head of North
                                           American Client Service
                                           and Sales in the Adviser's
                                           institutional investment
                                           management business, with
                                           which he has been
                                           associated since prior to
                                           2005.

--------
* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of years served as a Director.

***The Adviser and ABI are affiliates of each Fund.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.

## Member of the Fair Value Pricing Committee of each Fund.

+  If elected at the Meeting.

++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Act"), of each Fund due to his position as an Executive Vice President of the Adviser.

   The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                        Aggregate Dollar
                                                        Range of Equity
                                                       Securities in the
                                                          Funds in the
                               Dollar Range of Equity  AllianceBernstein
                               Securities in the Funds Fund Complex as of
                               as of February 12, 2010 December 31, 2009
                               ----------------------- ------------------

      John H. Dobkin           ABIF    $10,001-$50,000   Over $100,000

      Michael J. Downey        ABIF:     $1-$10,000      Over $100,000

      William H. Foulk, Jr.    ABIF:   $10,001-$50,000   Over $100,000

                               AGHIF:  $10,001-$50,000

                               ANMIF     $1-$10,000

      D. James Guzy            AGHIF   $10,001-$50,000   Over $100,000

      Nancy P. Jacklin         AGHIF:  $10,001-$50,000   Over $100,000

      Robert M. Keith          None                      Over $100,000

      Garry L. Moody           ABIF    $10,001-$50,000   Over $100,000

      Marshall C. Turner, Jr.  ABIF:   $10,001-$50,000   Over $100,000

      Earl D. Weiner           AGHIF:  $10,001-$50,000   Over $100,000

                               ANYMIF:   $1-$10,000

   During the Funds' fiscal year ended in 2009, the Board of ABIF met 9 times; of AGHIF, 9 times; of ANMIF, 8 times; of ACMIF, 8 times and of ANYMIF, 8 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange ("NYSE"). During the Funds' fiscal year ended in 2009, the Audit Committee of ABIF met 3 times; of AGHIF, 4 times; of ANMIF, 3 times; of ACMIF, 3 times; and of ANYMIF, 3 times. During the Funds' fiscal year ended in 2009, the Governance and Nominating Committee of ABIF met 4 times; of AGHIF, 4 times; of ANMIF, 4 times; of ACMIF, 4 times; and of ANYMIF, 4 times.

   Each Fund's Board has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of a Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director.

   The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during any Fund's most recently completed fiscal year.

   The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During the Funds' fiscal year ended in 2009, the Independent Directors Committee of ABIF met 7 times; of AGHIF, 6 times; of ANMIF, 7 times; of ACMIF, 7 times; and of ANYMIF, 7 times.

   Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2009, the aggregate compensation paid to the Directors during calendar year 2009 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                Number of         Number of
                                                               Investment        Investment
                                                                Companies        Portfolios
                                                                 in the          within the
                                                            AllianceBernstein AllianceBernstein
                                            Compensation      Fund Complex,     Fund Complex,
                                              from the        including the     including the
                         Compensation     AllianceBernstein   Funds, as to      Funds, as to
                           from the         Fund Complex,       which the         which the
                         Funds during       including the     Director is a     Director is a
                       their Fiscal Years   Funds, during      Director or       Director or
  Name of Director       ended in 2009          2009             Trustee           Trustee
---------------------- -----------------  ----------------- ----------------- -----------------
John H. Dobkin         $ 6,226.21  ABIF       $242,200             32                88
                       $ 5,369.75  AGHIF
                       $ 6,108.00  ANMIF
                       $ 6,108.00  ACMIF
                       $ 6,108.00  ANYMIF

Michael J. Downey      $ 5,626.21  ABIF       $241,000             32                88
                       $ 5,369.75  AGHIF
                       $ 6,108.00  ANMIF
                       $ 6,108.00  ACMIF
                       $ 6,108.00  ANYMIF

William H. Foulk, Jr.  $11,126.96  ABIF       $484,400             34                90
                       $10,118.75  AGHIF
                       $10,981.00  ANMIF
                       $10,981.00  ACMIF
                       $10,981.00  ANYMIF

                                                                  Number of         Number of
                                                                 Investment        Investment
                                                                  Companies        Portfolios
                                                                   in the          within the
                                                              AllianceBernstein AllianceBernstein
                                              Compensation      Fund Complex,     Fund Complex,
                                                from the        including the     including the
                           Compensation     AllianceBernstein   Funds, as to      Funds, as to
                             from the         Fund Complex,       which the         which the
                           Funds during       including the     Director is a     Director is a
                         their Fiscal Years   Funds, during      Director or       Director or
   Name of Director       ended in 2009           2009             Trustee           Trustee
------------------------ ------------------ ----------------- ----------------- -----------------
D. James Guzy            $6,226.21  ABIF        $241,000             32                88
                         $5,369.75  AGHIF
                         $6,108.00  ANMIF
                         $6,108.00  ACMIF
                         $6,108.00  ANYMIF

Nancy P. Jacklin         $6,226.21  ABIF        $242,200             32                88
                         $5,369.75  AGHIF
                         $6,108.00  ANMIF
                         $6,108.00  ACMIF
                         $6,108.00  ANYMIF

Garry L. Moody           $7,028.96  ABIF        $270,200             31                87
                         $6,174.75  AGHIF
                         $6,905.00  ANMIF
                         $6,905.00  ACMIF
                         $6,905.00  ANYMIF

Marshall C. Turner, Jr.  $6,226.21  ABIF        $242,200             32                88
                         $5,369.75  AGHIF
                         $6,108.00  ANMIF
                         $6,108.00  ACMIF
                         $6,108.00  ANYMIF

Earl D. Weiner           $6,647.71  ABIF        $260,200             32                88
                         $5,777.00  AGHIF
                         $6,527.00  ANMIF
                         $6,527.00  ACMIF
                         $6,527.00  ANYMIF

   Each Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the applicable Fund. Approval of Proposal One with respect to each Fund requires the affirmative vote of a majority of the votes entitled to be cast.

                     PROXY VOTING AND STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies from the holders of the common stock will be voted for the election of three Directors of each Fund. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The approval of the Proposal with respect to each Fund requires an affirmative vote of the holders of a majority of the votes entitled to be cast. An abstention will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the Meeting for a Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of another Fund.

   A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board on the proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

   Each Fund has engaged Computershare, 199 Water Street, 26/th/ Floor, New York, New York 10038, to assist in soliciting proxies for the Meeting. Computershare will receive a total fee of approximately $4,000 for its services, to be divided equally among the Funds ($800 per Fund).

Other Information

Officers of the Funds

   Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board until his or her successor is duly elected and qualifies.

Name, Address*                         Position(s) (Month and Year      Principal Occupation During
and Age                                First Elected)                   Past 5 Years
--------------                         -------------------------------- ---------------------------------
Robert M. Keith                        President and Chief Executive    See biography above.
49                                     Officer, all Funds (09/08)

Philip L. Kirstein                     Senior Vice President and        Senior Vice President and
64                                     Independent Compliance Officer,  Independent Compliance
                                       all Funds (10/04)                Officer of the AllianceBernstein
                                                                        Mutual Funds, with which he
                                                                        has been associated since
                                                                        October 2004. Prior thereto, he
                                                                        was Of Counsel to Kirkpatrick
                                                                        & Lockhart, LLP from October
                                                                        2003 to October 2004, and
                                                                        General Counsel of Merrill
                                                                        Lynch Investment Managers,
                                                                        L.P. since prior to 2005.

Robert (Guy) B. Davidson III           Senior Vice President,           Senior Vice President of the
48                                     ANMIF (4/02)                     Adviser**, with which he has
                                       ACMIF (4/02)                     been associated since prior to
                                       ANYMIF (4/02)                    2005.

Douglas J. Peebles                     Senior Vice President,           Executive Vice President of the
44                                     ANMIF (6/04)                     Adviser**, with which he has
                                       ACMIF (6/04)                     been associated since prior to
                                       ANYMIF (6/04)                    2005.
                                       Vice President,
                                       ABIF (8/02)

Michael G. Brooks                      Vice President,                  Senior Vice President and
61                                     ANMIF (10/05)                    Senior Portfolio Manager of the
                                       ACMIF (10/05)                    Adviser**, with which he has
                                       ANYMIF (10/05)                   been associated since prior to
                                                                        2005.

Name, Address*                         Position(s) (Month and Year    Principal Occupation During
and Age                                First Elected)                 Past 5 Years
--------------                         ------------------------------ ---------------------------------
Fred S. Cohen                          Vice President,                Senior Vice President of the
51                                     ACMIF (10/05)                  Adviser**, with which he has
                                       ANMIF (10/05)                  been associated since prior to
                                       ANYMIF (10/05)                 2005.

Paul J. DeNoon                         Vice President,                Senior Vice President of the
47                                     ABIF (3/93)                    Adviser**, with which he has
                                       AGHIF (4/94)                   been associated since prior to
                                                                      2005.

Gershon M. Distenfeld                  Vice President,                Vice President of the
34                                     ABIF (3/06)                    Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2005.

Terrance T. Hults                      Vice President,                Senior Vice President of the
43                                     ANMIF (12/01)                  Adviser**, with which he has
                                       ACMIF (12/01)                  been associated since prior to
                                       ANYMIF (12/01)                 2005.

Michael L. Mon                         Vice President,                Vice President of the
40                                     ABIF (4/00)                    Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2005.

Matthew S. Sheridan                    Vice President,                Vice President of the
34                                     ABIF (11/08)                   Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2005.

Joseph J. Mantineo                     Treasurer and Chief Financial  Senior Vice President of
50                                     Officer, all Funds (8/06)      AllianceBernstein Investor
                                                                      Services, Inc. ("ABIS")**, with
                                                                      which he has been associated
                                                                      since prior to 2005.

Phyllis J. Clarke                      Controller,                    Vice President of ABIS**, with
49                                     ABIF (11/08)                   which she has been associated
                                       ANMIF (5/09)                   since prior to 2005.
                                       ACMIF (5/09)
                                       ANYMIF (5/09)

Stephen Woetzel                        Controller,                    Vice President of ABIS**, with
38                                     AGHIF (5/09)                   which he has been associated
                                                                      since prior to 2005.

Emilie D. Wrapp                        Secretary,                     Senior Vice President, Assistant
54                                     all Funds (10/05)              General Counsel and Assistant
                                                                      Secretary of ABI**, with which
                                                                      she has been associated since
                                                                      prior to 2005.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

Stock Ownership

   The outstanding voting shares of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF as of the Record Date consisted of 242,911,697 shares of common stock of ABIF, 85,171,832 shares of common stock of AGHIF, 28,682,543 shares of common stock of ANMIF, and 2,677 shares of each of Auction Preferred Shares, Series M, Series W and Series TH and 1,658 shares of Series T of ANMIF, 8,536,533 shares of common stock and 1,451 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF and 4,826,667 shares of common stock and 816 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF.

   As of February 5, 2010, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

Audit Committee Report

   The following Audit Committee Report was adopted by the Audit Committee of each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End). The purposes of the Audit Committee are to (1) assist the Board in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

   Submitted by the Audit Committee of each Fund's Board of Directors:

 John H. Dobkin                         Nancy P. Jacklin
 Michael J. Downey                      Garry L. Moody -- Chairman
 William H. Foulk, Jr.                  Marshall C. Turner, Jr.
 D. James Guzy                          Earl D. Weiner

Approval of Independent Registered Public Accounting Firms by Boards

   The Audit Committee of each Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board approved the independent registered public accounting firm of each Fund as required by the Act on the date specified below. The Board of each of the Funds at meetings held on February 3-5, 2009 (AGHIF) and November 3-5, 2009 (ABIF, ANMIF, ACMIF and ANYMIF), respectively, approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firm to audit the accounts (for the fiscal year ending) of AGHIF (March 31, 2010), ANMIF, ACMIF and ANYMIF (October 31, 2010) and ABIF (December 31, 2010).

   Ernst & Young LLP has audited the accounts of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

Independent Registered Public Accounting Firm's Fees

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                                All Fees for
                                                                                 Non-Audit
                                                                                  Services
                                                                                Provided to
                                                                      All Other  the Fund,
                                                                      Fees for      the
                                                                      Services    Adviser
                                                   Audit              Provided  and Service
                                     Audit Fees Related Fees Tax Fees  to Fund  Affiliates*
                                     ---------- ------------ -------- --------- ------------
AllianceBernstein               2008  $80,200     $ 6,373    $35,114     $0      $  879,179
 Income Fund, Inc.              2009  $68,902     $10,000    $19,692     $0      $  962,264

AllianceBernstein               2008  $63,000     $12,200    $10,807     $0      $1,103,883
 Global High Income Fund, Inc.  2009  $67,200     $ 6,350    $21,166     $0      $  536,950

                                                                                       All Fees for
                                                                                        Non-Audit
                                                                                         Services
                                                                                       Provided to
                                                                             All Other  the Fund,
                                                                             Fees for      the
                                                                             Services    Adviser
                                                          Audit              Provided  and Service
                                            Audit Fees Related Fees Tax Fees  to Fund  Affiliates*
                                            ---------- ------------ -------- --------- ------------
AllianceBernstein                      2008  $53,500     $19,039    $13,300     $0       $994,329
 National Municipal Income Fund, Inc.  2009  $48,000     $ 8,000    $ 5,500     $0       $788,157

Alliance California                    2008  $53,500     $19,039    $13,300     $0       $994,329
 Municipal Income Fund, Inc.           2009  $48,000     $ 8,000    $ 5,500     $0       $788,157

Alliance New York                      2008  $53,500     $19,039    $13,300     $0       $994,329
 Municipal Income Fund, Inc.           2009  $48,000     $ 8,000    $ 5,500     $0       $788,157

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2009 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2009 were ABIF, $273,538 (comprising $253,846 of audit related fees and $19,692 of tax fees); AGHIF, $27,516 (comprising $6,350 of audit related fees and $21,166 of tax fees); ANMIF, $257,346 (comprising $251,846 of audit related fees and $5,500 of tax fees); ACMIF, $257,346 (comprising $251,846 of audit related fees and $5,500 of tax fees); and ANYMIF, $257,346 (comprising $251,846 of audit related fees and $5,500 of tax fees). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

  INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for each of the Funds is the Adviser.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. As of February 16, 2010, the following shareholders held more than 5% of the specified Fund's shares:

                                                                       Number
Fund               Shareholder (Address)              Class of Shares of Shares Percentage
 ----  ---------------------------------------------- --------------- --------- ----------
ANMIF  First Trust Portfolios L.P, First Trust Advi-  common stock    1,980,738    6.90%
       sors L.P. and The Charger Corporation (120
       East Liberty Drive, Suite 400, Wheaton,
       Illinois 60187)

ANMIF  Citigroup Global Markets, Inc., Citigroup      auction rate        2,878   29.70%
       Financial Products, Inc., Citigroup Global     preferred stock
       Markets Holdings, Inc. and Citigroup, Inc.
       (388 Greenwich Street, New York, New
       York 10013)

ANMIF  UBS AG on behalf of UBS Securities LLC         auction rate        1,011   16.60%
       and UBS Financial Services Inc.                preferred stock
       (Bahnhofstrasse 45, P.O. Box CH-8021,
       Zurich, Switzerland)

ANMIF  Bank of America Corp., Merrill Lynch,          auction rate        3,202   16.60%
       Pierce, Fenner & Smith, Inc. and Bank of       preferred stock
       America N.A. (Bank of America Corporate
       Center, 100 North Tryon Street, Charlotte,
       North Carolina 28255)

ACMIF  First Trust Portfolios L.P., First Trust Advi- common stock      605,330     7.1%
       sors L.P. and The Charger Corporation (120
       East Liberty Drive, Suite 400, Wheaton,
       Illinois 60187)

ACMIF  Citigroup Global Markets, Inc., Citigroup      auction rate        1,454   50.10%
       Financial Products, Inc., Citigroup Global     preferred stock
       Markets Holdings, Inc. and Citigroup, Inc.
       (388 Greenwich Street, New York, New
       York 10013)

ACMIF  UBS AG on behalf of UBS Securities LLC         auction rate          346   11.92%
       and UBS Financial Services, Inc.               preferred stock
       (Bahnhofstrasse 45, P.O. Box CH-8021,
       Zurich, Switzerland)

                                                                     Number
 Fund             Shareholder (Address)             Class of Shares of Shares Percentage
 ----   ------------------------------------------- --------------- --------- ----------
ACMIF   Bank of America Corp., Merrill Lynch,       auction rate      1,550     26.70%
        Pierce Fenner & Smith, Inc. and Bank of     preferred stock
        America N.A. (Bank of America Corpo-
        rate Center, 100 North Tryon Street, Char-
        lotte, North Carolina 28255)

ANYMIF  Citigroup Global Markets, Inc., Citigroup   auction rate        848      52.0%
        Financial Products, Inc., Citigroup Global  preferred stock
        Markets Holdings, Inc. and Citigroup, Inc.
        (388 Greenwich Street, New York, New
        York 10013)

ANYMIF  Bank of America Corp, and Merrill           auction rate      1,163     35.60%
        Lynch, Pierce, Fenner & Smith Inc. (4       preferred stock
        World Financial Center, 250 Vesey Street,
        New York, New York 10080)

ANYMIF  UBS AG on behalf of UBS Securities          auction rate         96      5.88%
        LLC and UBS Financial Services Inc.         preferred stock
        (Bahnhofstrasse 45, P.O. Box CH-8021,
        Zurich, Switzerland)

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 21, 2010 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2011 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2011 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 21, 2010 and no later than October 21, 2010.

   The persons named as proxies for the 2011 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than September 21, 2010 and no later than October 21, 2010. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Donavon Diez at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Robert M. Keith
                                President
February 18, 2010
New York, New York

                    TABLE OF CONTENTS                  Page
                    ---------------------------------- ----
                    Introduction......................   1
                    Proposal One: Election of
                     Directors........................   2
                    Proxy Voting and Stockholder
                     Meeting..........................  11
                    Information as to the Investment
                     Adviser and the Administrator of
                     the Funds........................  17
                    Other Matters.....................  18
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders.....................  19
                    Reports to Stockholders...........  20


                                            AllianceBernstein Income Fund, Inc.
                                AllianceBernstein Global High Income Fund, Inc.
                         AllianceBernstein National Municipal Income Fund, Inc.
                                Alliance California Municipal Income Fund, Inc.
                                  Alliance New York Municipal Income Fund, Inc.

--------------------------------------------------------------------------------

      [LOGO]
ALLIANCEBERNSTEIN

--------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

February 18, 2010

FORM OF PROXY                                                     FORM OF PROXY

                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON MARCH 31, 2010

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                          DIRECTORS OF THE CORPORATION

            The undersigned stockholder of Alliance California Municipal Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Kristine Antoja, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:30 p.m., Eastern Time, on March 31, 2010 at the offices of the Corporation, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

      The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

            IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                    Please refer to the Proxy Statement for
                         a discussion of the Proposal.

           PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

_________________________                 _________________________

_________________________                 _________________________

_________________________                 _________________________

                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

      The Board of Directors
      urges you to vote "FOR" all
      Class Three nominees listed
      (terms expire 2013).

                                          Please mark votes as in
                                          this example:                      /X/

                                                     WITHHOLD    FOR ALL
1.    Election of Directors               FOR ALL    FROM ALL    EXCEPT AS
                                          NOMINEES   NOMINEES    NOTED BELOW
                                          /     /    /     /     /     /
      Michael J. Downey                                          /     /

      Nancy P. Jacklin                                           /     /

      John H. Dobkin                                             /     /

2.    To vote and otherwise
      represent the undersigned on
      any other matters that may
      properly come before the
      Annual Meeting or any
      postponement or adjournment
      thereof, in the discretion of the
      proxy holder(s).

                                          Mark here for address change and note
                                          at left.                           / /

                                          Please be sure to sign, date and
                                          return this Proxy promptly. You may
                                          use the enclosed envelope.


                                          --------------------------------------
                                          (Signature of Stockholder)


                                          --------------------------------------
                                          (Signature of joint owner, if any)

                                          Date __________, 2010

SK 00250 0209 1073134